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                                                                   EXHIBIT 12(A)


                           DORAL FINANCIAL CORPORATION
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES


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                                                                      THREE-MONTH
                                                                     PERIOD ENDED
                                                                    MARCH 31, 2000
                                                                   ----------------
INCLUDING INTEREST ON DEPOSITS

EARNINGS:
     Pre-tax income from continuing operations                            $22,593
  Plus:
     Fixed Charges (excluding capitalized interest)                        61,001
                                                                          -------

TOTAL EARNINGS                                                            $83,594
                                                                          =======

FIXED CHARGES:
     Interest expensed and capitalized                                    $62,017
     Amortized premiums, discounts, and capitalized
        expenses related to indebtedness                                      493
     An estimate of the interest component within rental expense              455
                                                                          -------

TOTAL FIXED CHARGES                                                       $62,965
                                                                          =======

RATIO OF EARNINGS TO FIXED CHARGES                                           1.33
                                                                          =======




EXCLUDING INTEREST ON DEPOSITS

EARNINGS:
     Pre-tax income from continuing operations                            $22,593
  Plus:
     Fixed Charges (excluding capitalized interest)                        47,897
                                                                          -------

TOTAL EARNINGS                                                            $70,490
                                                                          =======

FIXED CHARGES:
     Interest expensed and capitalized                                    $48,913
     Amortized premiums, discounts, and capitalized
        expenses related to indebtedness                                      493
     An estimate of the interest component within rental expense              455
                                                                          -------

TOTAL FIXED CHARGES                                                       $49,861
                                                                          =======

RATIO OF EARNINGS TO FIXED CHARGES                                           1.41
                                                                          =======
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